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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K to all previously filed registration statements on Form S-8 of IPC Holdings, Ltd. of our reports dated February 8, 2002.

         /s/ Arthur Andersen
         -------------------
         ARTHUR ANDERSEN
         Hamilton, Bermuda
         March xx, 2002